EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

Goldman Sachs                                GSAA 05 07
========================================================================================================


----------------------------------------                        ----------------------------------------
Stats                                                           RemTerm                          Percent
----------------------------------------                        ----------------------------------------
Count: 1433                                                     120.001 - 180.000                  8.24
Schedule Balance:  $168,387,422.48                              300.001 - 360.000                 91.76
AverageSched Bal:  $117,506.92                                  ----------------------------------------
GrossWAC: 6.695                                                 Total:                           100.00
NetWAC: 6.337                                                   ----------------------------------------
OTERM: 345
RTERM: 341
ATERM: 339
AGE: 5                                                          ----------------------------------------
OLTV: 78.94                                                     Am WAM                           Percent
COLTV: 80.12                                                    ----------------------------------------
FICO: 712.645                                                   0.000 - 59.999                    10.31
DTI: 31.653                                                     60.000 - 119.999                   0.03
----------------------------------------                        120.000 - 179.999                  7.68
                                                                180.000 - 239.999                  0.03
                                                                240.000 - 299.999                  0.03
                                                                300.000 - 359.999                 81.92
----------------------------------------                        ----------------------------------------
Current Rate                     Percent                        Total:                           100.00
----------------------------------------                        ----------------------------------------
4.501 - 5.000                      0.17
5.001 - 5.500                      2.78
5.501 - 6.000                     17.81
6.001 - 6.500                     24.28                         ----------------------------------------
6.501 - 7.000                     25.17                         Age                              Percent
7.001 - 7.500                     19.01                         ----------------------------------------
7.501 - 8.000                      9.23                         1 - 2                             25.63
8.001 - 8.500                      1.30                         3 - 4                             25.52
8.501 - 9.000                      0.01                         5 - 6                             25.20
9.001 - 9.500                      0.03                         7 - 8                             19.44
10.001 >=                          0.21                         9 - 10                             2.75
----------------------------------------                        11 - 12                            1.38
Total:                           100.00                         13 - 14                            0.06
----------------------------------------                        15 - 16                            0.02
                                                                ----------------------------------------
                                                                Total:                           100.00
                                                                ----------------------------------------
----------------------------------------
Scheduled Balance                Percent
----------------------------------------
0.01 - 50,000.00                   5.83                         ----------------------------------------
50,000.01 - 100,000.00            22.41                         States                           Percent
100,000.01 - 150,000.00           23.18                         ----------------------------------------
150,000.01 - 200,000.00           14.31                         FL                                12.18
200,000.01 - 250,000.00            9.59                         TX                                 5.72
250,000.01 - 275,000.00            3.70                         PA                                 4.85
275,000.01 - 350,000.00            9.61                         NY                                 8.13
350,000.01 - 400,000.00            3.63                         OH                                 4.16
400,000.01 - 450,000.00            2.76                         CA                                 9.25
450,000.01 - 500,000.00            2.27                         VA                                 4.74
500,000.01 - 550,000.00            0.62                         LA                                 2.03
550,000.01 - 600,000.00            0.36                         MD                                 3.14
600,000.01 - 750,000.00            1.17                         AZ                                 3.95
950,000.01 - 1,000,000.00          0.57                         Other                             41.84
----------------------------------------                        ----------------------------------------
Total:                           100.00                         Total:                           100.00
----------------------------------------                        ----------------------------------------



----------------------------------------                        ----------------------------------------
Original Term                    Percent                        Original LTV                     Percent
----------------------------------------                        ----------------------------------------
180                                8.24                         0.001 - 50.000                     2.65
360                               91.76                         50.001 - 60.000                    4.38
----------------------------------------                        60.001 - 70.000                   11.96
Total:                           100.00                         70.001 - 75.000                    6.84
----------------------------------------                        75.001 - 80.000                   42.16
                                                                80.001 - 85.000                    2.38
                                                                85.001 - 90.000                   29.62
                                                                ----------------------------------------
                                                                Total:                           100.00
                                                                ----------------------------------------



----------------------------------------                        ----------------------------------------
Combined LTV                     Percent                        Purpose                          Percent
----------------------------------------                        ----------------------------------------
0.001 - 50.000                     2.43                         CASHOUT REFI                      20.03
50.001 - 60.000                    4.28                         PURCHASE                          69.82
60.001 - 70.000                   10.93                         RATE/TERM REFI                    10.14
70.001 - 75.000                    6.82                         ----------------------------------------
75.001 - 80.000                   35.21                         Total:                           100.00
80.001 - 85.000                    2.46                         ----------------------------------------
85.001 - 90.000                   37.67
90.001 - 95.000                    0.19
----------------------------------------
Total:                           100.00                         ----------------------------------------
----------------------------------------                        Documentation Type               Percent
                                                                ----------------------------------------
                                                                FULL DOC                          37.23
                                                                NO DOC/NINA/NO RATIO              19.24
----------------------------------------                        STATED DOC                        43.53
FICO                             Percent                        ----------------------------------------
----------------------------------------                        Total:                           100.00
580.000 - 619.999                  1.22                         ----------------------------------------
620.000 - 649.999                  9.83
650.000 - 699.999                 30.85
700.000 - 749.999                 30.85
750.000 - 799.999                 25.42                         ----------------------------------------
800.000 - 819.999                  1.82                         Number of Units                  Percent
----------------------------------------                        ----------------------------------------
Total:                           100.00                         1                                 71.05
----------------------------------------                        2                                 15.48
                                                                3                                  6.54
                                                                4                                  6.94
                                                                ----------------------------------------
----------------------------------------                        Total:                           100.00
Silent                           Percent                        ----------------------------------------
----------------------------------------
N                                 91.12
Y                                  8.88
----------------------------------------                        ----------------------------------------
Total:                           100.00                         Interest Only                    Percent
----------------------------------------                        ----------------------------------------
                                                                N                                 89.69
                                                                Y                                 10.31
                                                                ----------------------------------------
----------------------------------------                        Total:                           100.00
PMI                              Percent                        ----------------------------------------
----------------------------------------
GEMICO                             3.16
MORTGAGE GUARANTY INSURANCE CO     4.67
OLTV <= 80 - NO MI                68.01                         ----------------------------------------
PMI MORTGAGE INSURANCE CO          4.34                         Interest Only Term               Percent
RADIAN                             7.47                         ----------------------------------------
REPUBLIC MORTGAGE INSUANCE CO      6.34                           0.000                           89.69
TRIAD                              3.39                         120.000                           10.31
UGIC                               2.63                         ----------------------------------------
----------------------------------------                        Total:                           100.00
Total:                           100.00                         ----------------------------------------
----------------------------------------


                                                                ----------------------------------------
----------------------------------------                        Prepay Flag                      Percent
Occupancy Code                   Percent                        ----------------------------------------
----------------------------------------                        N                                 62.86
NON OWNER                        100.00                         Y                                 37.14
----------------------------------------                        ----------------------------------------
Total:                           100.00                         Total:                           100.00
----------------------------------------                        ----------------------------------------



----------------------------------------                        ----------------------------------------
Property Type                    Percent                        Prepay Term                      Percent
----------------------------------------                        ----------------------------------------
2-4 FAMILY                        28.95                          0.000                            62.86
CONDO                              9.23                         12.000                             3.84
PUD                                5.22                         24.000                            21.29
SINGLE FAMILY                     56.61                         36.000                             7.85
----------------------------------------                        60.000                             4.16
Total:                           100.00                         ----------------------------------------
----------------------------------------                        Total:                           100.00
                                                                ----------------------------------------



==============================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                May 31, 2005 15:00                Page 1  of  2

Goldman Sachs                       GSAA 05 07
==============================================================================

----------------------------------------
DTI                              Percent
----------------------------------------
<= 0.000                          45.38
0.001 - 10.000                     1.92
10.001 - 20.000                    8.00
20.001 - 30.000                   14.56
30.001 - 40.000                   17.00
40.001 - 50.000                   11.05
50.001 - 60.000                    1.13
60.001 - 70.000                    0.28
70.001 - 80.000                    0.46
80.001 - 90.000                    0.04
90.001 - 100.000                   0.17
----------------------------------------
Total:                           100.00
----------------------------------------



----------------------------------------
Conforming                       Percent
----------------------------------------
CONFORMING                        93.11
NON CONFORMING                     6.89
----------------------------------------
Total:                           100.00
----------------------------------------



----------------------------------------
Product Type                     Percent
----------------------------------------
15 YEAR FIXED                      8.24
30 YEAR FIXED                     91.76
----------------------------------------
Total:                           100.00
----------------------------------------

==============================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                May 31, 2005 15:00                Page 2  of  2